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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported):  April 16, 2001



                            CYBERIAN OUTPOST, INC.
                              A/K/A  OUTPOST.COM
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            (Exact name of registrant as specified in its charter)


DELAWARE                          000-24659                  06-1419111
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(State or other              (Commission                 (IRS Employer
jurisdiction of              File Number)                Identification No.)
incorporation)


                      23 North Main Street, P.O. Box 636
                            Kent, Connecticut 06757
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (860) 927-2050


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                               Page 1 of 5 Pages
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ITEM 5. OTHER.

      On April 18, 2001, the registrant publicly disseminated the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits.

     99.1 The Registrant's Press Release dated April 16, 2001.

                               Page 2 of 5 Pages
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CYBERIAN OUTPOST, INC.
                                    (Registrant)



Date: April 18, 2001                /s/ Christopher J. Walls
                                    ---------------------------------
                                    Christopher J. Walls
                                    Vice President and Corporate Counsel

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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                           Sequential
Number                    Description                             Page Number
-------                   -----------                             -----------

99.1                      The registrant's Press Release               5
                          dated April 16, 2001.

                               Page 4 of 5 Pages